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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)........ April 11, 1997



                    INNOVATIVE GAMING CORPORATION OF AMERICA
             (Exact name of registrant as specified in its charter)


     MINNESOTA                        22482                41-1713864
----------------------------   -----------------------    ----------------------
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
 of incorporation)                                        Identification Number)




                               4750 Turbo Circle
                               Reno, Nevada 89502
                               ------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code ....... (702) 823-3000



         -----------------------------------------------------------
        (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

     Innovative Gaming Corporation of America announced today that it has completed a private placement of convertible preferred stock, all as set forth more fully in the press release and agreements filed as exhibits herewith.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: April 11, 1997                  INNOVATIVE GAMING CORPORATION OF
                                       AMERICA


                                       By  /s/ Scott H. Shackelton
                                           ------------------------------
                                        Its Chief Financial Officer



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                                 EXHIBIT INDEX


99.1            Press Release
99.2            Certificate of Designation
99.3            Form of Subscription Agreement
99.4            Form of Registration Rights Agreement














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